SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (the “Agreement”) is entered into by and between LKA International, Inc., a Delaware corporation (the “Company”), and PanAmerica Capital Group, Inc., a Panama corporation (the “Subscriber”).

The Company is offering for sale to the Subscriber only its Promissory Note bearing interest at the rate of 10%, the terms of which are fully described in the Promissory Note.

On the foregoing premises, the Subscriber hereby subscribes to purchase the Promissory Note on the following terms and conditions:

1.

Subscription to Purchase Promissory Note

1.1

Offer to Purchase.  Subject to the terms and conditions of this Agreement, the Subscriber irrevocably subscribes to purchase at the Closing as defined herein, the Promissory Note in the principal amount that is outlined on the Counterpart Signature Page hereto.

With this Agreement, the Subscriber is also tendering to the Company payment of the full subscription amount, in cash.

1.2

Acceptance or Rejection.  The acceptance or rejection of the offer to purchase the Promissory Note shall take place at such time and place within five business days of the date hereof, as the Company may specify (which time and place are designated as the “Closing”).  At the Closing, the Company shall either (i) accept this subscription (in whole or in part) and deliver to the Subscriber the executed Promissory Note, all against delivery to the Company of the full purchase price of the Promissory Note equal to the subscription amount; or (ii) reject this subscription and return to the Subscriber its subscription (or as much thereof as is not accepted).

2.

Representations.  The Subscriber, singly, or on behalf of an entity subscribing, hereby represents and warrants as follows:

2.1

Age.  The Subscriber or signatory is over the age of majority.

2.2

No Governmental Approval.  The Subscriber acknowledges that neither the Securities and Exchange Commission nor the securities commission of any state or any other federal agency has made any determination as to the merits of purchasing the Promissory Note.

2.3

Information Provided by the Subscriber.  All information which the Subscriber has provided or is providing the Company, or to its agents or representatives concerning the Subscriber’s suitability to invest in the Company is complete, accurate and correct as of the date of the signature on the last page of this Agreement.  Such information includes, but is not limited to information concerning the Subscriber’s financial affairs, business position and the knowledge and experience of the Subscriber’s principals and advisors.  The Company shall maintain such information regarding the Subscriber in strict confidence except as may be required to be disclosed to governmental agencies in support of an available exemption from the registration requirements of applicable securities laws, rules and regulations regarding the offer and sale of the Promissory Note.

2.4

Information Provided by the Company.  The Subscriber has been provided with access to all material information about the Company requested by either the Subscriber, the Subscriber’s purchaser representative or others representing the Subscriber, including any information requested to verify any information furnished, and there has been direct communication between the Company and its representatives on the one hand and the Subscriber and the Subscriber’s representatives and advisors on the other in connection with information regarding the purchase made hereby.  The Company has given the Subscriber the opportunity to ask questions of and to receive answers from the Company and/or its directors, officers, employees or representatives concerning the terms and conditions of this Offering and to obtain any additional information (to the extent the Company possesses such information or can acquire it without unreasonable effort or expense) desired or necessary to verify the accuracy of the information provided.  Any proprietary information disclosed or discovered by the Subscriber in reviewing information made available to the Subscriber by the Company in connection with the offer and sale of the Promissory Note shall be maintained by the Subscriber in strict confidence.

2.5

Subscription Subject to Acceptance.  The Subscriber acknowledges that this Agreement may be accepted or rejected by the Company with respect to all or part of the amount subscribed and that, to the extent the subscription may be rejected, the accompanying cash subscription payment will be refunded without payment of interest and without deduction of expenses.

2.6

Financial Condition of the Subscriber.  The Subscriber represents that it is able to bear the economic risks of this investment and is able to hold the securities for an indefinite period of time and has sufficient stockholders’ equity to sustain a loss of the entire investment, in the event such loss should occu r.

2.7

Purchase Entirely for Own Account.  The Subscriber has no present intention of dividing the Promissory Note with others or of reselling or otherwise disposing of any portion of the Promissory Note unless registered pursuant to a registration statement filed with the Securities and Exchange Commission or there is an available exemption from such registration for any such disposition.

2.8

No Reliance on Unauthorized Representations.  The Subscriber has not specifically relied on any oral representations from the Company, or any broker or salesman or their partners, shareholders, directors, officers, employees or agents.

In making a decision to purchase the Promissory Note, the Subscriber has had an opportunity to ask questions of and to receive answers to such questions regarding the Company from directors and executive officers of the Company to its full satisfaction.

2.9

Sophisticated Foreign Investor.  The Subscriber and its representatives have such knowledge and experience in business and financial matters that they are capable of evaluating the Company, its current and proposed business activities and the risks and merits of this prospective investment,

3.

Indemnity.  The Subscriber hereby agrees to indemnify the Company and any person participating in the Offering, and to hold them harmless, and to grant them a right of set-off from and against any and all liability, damages, cost or expense (including, but not limited to, reasonable attorneys’ fees), including the amount paid in settlement and whether or not suit is commenced, incurred on account of or arising out of any inaccuracy in the Subscriber’s declarations, representations and warranties set forth in any portion of the Subscription Documents executed and delivered by the Subscriber in connection with its subscription for the purchase of the Promissory Note.

4.

Setoff.  Notwithstanding the provisions of the last preceding section or the enforceability thereof, the Subscriber hereby grants the Company the right of setoff against any amounts payable by the Company to the Subscriber for whatever reason, before any and all damages, costs or expenses (including, but not limited to, reasonable attorneys’ fees) incurred on account of or arising out of any of the items referred to in the last preceding section.

5.

Miscellaneous.  The Subscriber further understands, acknowledges and agrees that:

(a)  This Agreement is not transferable or assignable by the Subscriber.

(b)  This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware.

(c)  This Agreement constitutes the entire agreement between the parties regarding the subject matter hereof.

(d)  Notwithstanding any of the representations, warranties, acknowledgments or agreements made herein by the Subscriber, the Subscriber does not thereby or in any other manner waive any rights granted to the Subscriber under federal or state securities laws.

(e)  This Agreement does not entitle the Subscriber to any rights as a holder of the Company’s securities with respect to any securities purchasable hereunder which have not been fully paid for.

(f)  In the event of any breach of any of the terms and provisions hereof by the Company or the Subscriber, the prevailing party in any action brought to enforce the terms and provisions of this Agreement shall be entitled to recover reasonable attorneys’ fees and costs.

(g)  The Promissory Note is deemed to be a “restricted security” that must be held at least six months prior to public sale under Rule 144 of the Securities and Exchange Commission, among other resale conditions.

[COUNTERPART SIGNATURE PAGE FOLLOWS]

COUNTERPART SIGNATURE PAGE TO

SUBSCRIPTION AGREEMENT

This Counterpart Signature Page for that certain Subscription Agreement between LKA International, Inc., a Delaware corporation (the “Company”), and the undersigned Subscriber to purchase securities of the Company pursuant thereto, is executed by the undersigned as of the date hereof.  The undersigned, through execution and delivery of this Counterpart Signature page, intends to be legally bound by the terms of such Agreement.

SUBSCRIBER

Date: July 2, 2009

n/a

PANAMERICA CAPITAL GROUP INC.

____________________________________

___________________________________

Tax I.D. Number

Type or Print Name of Subscriber(s) in Exact

Form to be used on Records of the Company

Torre de las Americas, Tower B, 18 thFloor

PO BOX 0832-2522 WTC

/s/

____________________________________

____________________________________

Number and Street

Signature

Panama, Republic of Panama

US$545,090.00

____________________________________

____________________________________

City, State and Zip Code

Total Subscription Price

ACCEPTANCE BY THE COMPANY

The Company hereby accepts the foregoing subscription and agrees to be bound by the terms of this Agreement.

LKA International, Inc., a Delaware corporation

Dated: July 2 nd2009

By: /s/Kye A. Abraham

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